UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 20, 2007
Preformed Line Products Company
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation	0-31164 (Commission File Number)	34-0676895 (IRS Employer Identification No.)

660 Beta Drive Mayfield Village, Ohio (Address of principal executive offices)	44143 (Zip Code)
Registrant’s telephone number, including area code:  (440) 461-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On September 20, 2007, the Company received a Nasdaq Staff Determination letter stating that the Company is not in compliance with Marketplace Rule 4310(c)(14) because the Company’s Form 10-Q for the first quarter of 2007 was not reviewed by the Company’s independent registered public accounting firm as required by SEC Rule 10-01(d) of Regulation S-X and, therefore, that the Company’s Common Shares are subject to delisting from The Nasdaq Stock Market (the “Staff Determination”).
The Company issued a press release on September 24, 2007 disclosing the receipt of the Staff Determination, see Exhibit 99.1, which is incorporated herein by reference.
The Staff Determination is in addition to the August 16, 2007 Staff Determination Letter relating to non-compliance with Nasdaq Marketplace Rules regarding the delayed filing of the Company’s Form 10-Q for the quarter ended June 30, 2007.
On May 10, 2007, the Company filed the Company’s Form 10-Q for the first quarter of 2007 with the SEC. The first quarter 10-Q included the following disclosure:
Our independent registered public accounting firm has not completed its review of our interim financial statements included in this Form 10-Q, as required by Rule 10-01(d) of Regulation S-X. The Company is cooperating fully to ensure that the review of the Company’s quarterly financial statements by the Company’s independent registered public accounting firm is completed as quickly as possible.
As previously announced on August 10, 2007 the Company determined to delay the filing of second quarter 2007 Form 10-Q with the SEC until the Company completed a new assessment of its reportable segments. The Company plans to file the Company’s Form 10-Q for the second quarter of 2007 and an amendment to the Company’s Form 10-Q for the first quarter of 2007 as soon as practicable following the assessment of the Company’s reportable segments.
The Company believes that the filing of the Form 10-Q amendment for the first quarter and the Form 10-Q for the second quarter will return the Company to full compliance with the Nasdaq Marketplace Rules and should moot the Staff Determinations regarding non-compliance. As provided for in the Nasdaq Marketplace Rules, the Company has requested a hearing before a Nasdaq Listing Qualifications Panel to review both Staff Determination Letters. The hearing is currently scheduled for October 4, 2007. No action will be taken to delist the Company’s Common Shares until the Panel has completed its review, though there can be no assurance that the Panel will grant the Company’s request for continued listing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press Release dated September 24, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFORMED LINE PRODUCTS COMPANY
/s/ Eric R. Graef
Eric R. Graef, Vice President – Finance, Treasurer

DATED:  September 24, 2007